Oil and Gas Investments (Tables)	12 Months Ended
Dec. 31, 2015
Oil and Gas Property [Abstract]
Schedule of Recognized Identified Assets Acquired and Liabilities Assumed [Table Text Block]	The following represents the estimated fair values of the assets and liabilities assumed on the acquisition date. The aggregate fair value of consideration transferred was $60.0 million in cash, $94.1 million in seller financed debt, $4.7 million in contingent consideration and $1.7 million in deferred purchase price payments, resulting in no goodwill or bargain purchase gain.

Proved oil, natural gas and NGL properties	$159,217,000
Total assets acquired	159,217,000
Asset retirement obligations	105,000
Total liabilities assumed	105,000
Total fair value of net assets	$159,112,000

Business Acquisition, Pro Forma Information [Table Text Block]	The following unaudited pro forma financial information for the periods ended December 31, 2015 and 2014, has been prepared as if the acquisition of the Sanish Field Assets had occurred on January 1, 2014. The unaudited pro forma financial information was derived from the historical Statement of Operations of the Partnership and the historical information provided by the Sellers. The unaudited pro forma financial information does not purport to be indicative of the results of operations that would have occurred had the acquisition of the Sanish Field Assets and related financing occurred on the basis assumed above, nor is such information indicative of the Partnership’s expected future results of operations.

	Year Ended December 31,
	2015	2014
	Unaudited
Revenues	$26,831,257	$49,827,000
Net income	$2,336,675	$21,437,004